                                                         EXHIBIT 10(cxxxx)


                                                         EXECUTION COUNTERPART



                                FOURTH AMENDMENT



                 FOURTH AMENDMENT dated as of June 24, 1993 among HAMILTON BEACH/PROCTOR-SILEX, INC. (the "COMPANY"), PROCTOR-SILEX CANADA INC. ("PSC"), PROCTOR-SILEX S.A. DE C.V. ("PSM"), the banks and other financial institutions named on the signature pages hereto (the "BANKS"), THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as United States Agent for the Banks (in such capacity, the "U.S. AGENT") and THE CHASE MANHATTAN BANK OF CANADA, as Canadian Agent for the Banks (in such capacity, the "CANADIAN AGENT" and, together with the U.S. Agent, the "AGENTS").

                 WHEREAS, the Company, PSC, PSM, the Banks and the Agents are party to the Credit Agreement (as heretofore amended, supplemented and otherwise modified, the "CREDIT AGREEMENT"; terms defined in the CREDIT AGREEMENT shall have their defined meanings when used herein) dated as of October 11, 1990, as amended, which initially provided for the making of loans or the issuance of letters of credit in an aggregate principal (or face) amount not to exceed U.S.$185,000,000;

                 WHEREAS, the Company has requested certain modifications to the Credit Agreement;

                 WHEREAS, the Banks are agreeable to such modifications to the Credit Agreement;

                 NOW, THEREFORE, the Company, PSC, PSM, the Banks and the Agents hereby agree as follows:


                 Section I.  AMENDMENTS.
                             -----------

                 1.01. Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to "50%" in clause (i)(b)(x) of the definition of "Applicable Loan Limit" and inserting in lieu thereof the following:

                 "50% (65% during the months of June 1993, July 1993 and August
1993)".


                 1.02. Section 1.01 of the Credit Agreement is hereby further amended by (a) deleting clause (iv) of the definition of "Permitted Amount" which is set forth in the definition of "Permitted Capital Expenditures" and
(b) deleting the word "and" immediately preceding said clause and inserting in lieu thereof the following:

                 "(iv) U.S.$16,000,000 for the fiscal year of the Company ending December 31, 1993; and (v) for each fiscal year of the Company thereafter, U.S.$13,000,000".

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                 1.03.  Section 9.21(c) of the Credit Agreement is hereby
amended by deleting the reference to "U.S.$10,000,000" and inserting in lieu thereof the following:

                 "U.S.$15,000,000".


                 Section II.  CONDITIONS TO EFFECTIVENESS.
                              ----------------------------

                 2.01. The provisions of this Fourth Amendment shall become effective as of the date hereof (the "EFFECTIVE DATE") upon receipt by the U.S. Agent of the following items in form and substance satisfactory to the U.S.
Agent:

                 a. Counterparts of this Fourth Amendment duly executed by the Company, PSC, PSM, the Majority Banks and the Agents; and

                 b. An Officer's Certificate of the Company to the effect set forth in Sections 3.01 and 3.02 hereof.


                 Section III.  REPRESENTATIONS AND WARRANTIES.
                               -------------------------------

                 The Company hereby represents and warrants that:

                 3.01. After giving effect to this Fourth Amendment, no Default shall have occurred and be continuing.

                 3.02. The representations and warranties made by the Obligors in Section 8 of the Credit Agreement and in each Document to which it is a party are true and correct on and as of the date hereof as if made on the date hereof (except that any such representation or warranty stated to relate to a specific earlier date will be true on and correct as of such earlier date) and, in the case of the Credit Agreement, as if each reference to the term "this Agreement" in Sections 8.02, 8.03, 8.04, 8.05, 8.07, 8.12 and 8.14 of the
Credit Agreement was deemed to be a reference to "the Fourth Amendment dated as of June 24, 1993 among the Company, PSC, PSM, the Banks and the Agents and the Credit Agreement as amended by said Fourth Amendment."

                 Section IV.  MISCELLANEOUS.
                              --------------

                 4.01. Except as expressly provided herein, the Credit Agreement shall remain unchanged and in full force and effect.

                 4.02. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                 4.03. This Fourth Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same amendatory instrument and any of the parties may execute this Fourth Amendment by signing any such counterpart.

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                 IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be duly executed as of the day and year first above written.

                                        OBLIGORS
                                        --------

                                        HAMILTON BEACH/PROCTOR-SILEX, INC.



                                        By  /s/ Charles B. Hoyt
                                          ----------------------------
                                          Title: Vice President - Finance,
                                                 C.F.O.



                                        PROCTOR-SILEX CANADA INC.



                                        By  /s/ G. Nebel
                                          ----------------------------
                                          Title: Chairman and Executive Vice
                                                 President



                                        PROCTOR-SILEX S.A. DE C.V.



                                        By  /s/ G. Nebel
                                          ----------------------------
                                          Title: Sole Administrator


                                        BANKS
                                        -----

                                        THE CHASE MANHATTAN BANK
                                           (NATIONAL ASSOCIATION)



                                        By  /s/ Alex Danzberger, Jr.
                                          ----------------------------
                                          Title: Vice President

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
                                       THE CHASE MANHATTAN BANK OF CANADA



                                       By  /s/ Alex Danzberger, Jr.
                                         -----------------------------------
                                         Title: Vice President



                                       THE FIRST NATIONAL BANK OF CHICAGO



                                       By  /s/ Marguerite C. Canestraro
                                         -----------------------------------
                                         Title: Vice President



                                       THE BANK OF NOVA SCOTIA



                                       By  /s/ FCH Ashby
                                         -----------------------------------
                                         Title: Senior Assistant Agent



                                       CONTINENTAL BANK N.A.



                                       By  /s/ Peter G. Thursby
                                         -----------------------------------
                                         Title: Vice President


                                       CAISSE NATIONALE DE CREDIT AGRICOLE



                                       By  /s/ D. Bell
                                         -----------------------------------
                                         Title: First Vice President

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
                                          CRESTAR BANK



                                          By  /s/ James P. Duvall, Jr.
                                            ---------------------------------
                                            Title:



                                          SOCIETY NATIONAL BANK



                                          By  /s/ J. Roderick MacDonald
                                            ---------------------------------
                                            Title: Vice President



                                          NATWEST USA CREDIT CORP.



                                          By  /s/ George R. Rogers
                                            ---------------------------------
                                            Title: Vice President



                                          VAN KAMPEN MERRITT PRIME RATE INCOME TRUST



                                          By  /s/ Jeff Mallet
                                            ---------------------------------
                                            Title:


                                          UNITED STATES NATIONAL BANK OF OREGON



                                          By  /s/ Jeffrey W. Jones
                                            ---------------------------------
                                            Title: Vice President

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
                                        BANQUE WORMS



                                        By  /s/ Felina Marron
                                          ---------------------------------
                                          Title:



                                        AGENTS
                                        ------

                                        THE CHASE MANHATTAN BANK
                                           (NATIONAL ASSOCIATION),
                                            as U.S. Agent



                                        By  /s/ Alex Danzberger, Jr.
                                          ---------------------------------
                                          Title: Vice President



                                        THE CHASE MANHATTAN BANK OF
                                           CANADA, as Canadian Agent



                                        By  /s/ Alex Danzberger, Jr.
                                          ---------------------------------
                                          Title: Vice President